Supplement dated September 19, 2014, to the Wilmington Short Duration

Government Bond Fund and Wilmington Short-Term Corporate Bond Fund

Statutory and Summary Prospectuses dated August 31, 2014

Subject to shareholder approval, on or about the close of business on January 30, 2015, the Wilmington Short Duration Government Bond Fund (“Target Fund”) will be merged into the Wilmington Short-Term Corporate Bond Fund (“Acquiring Fund”). Both Funds are series of the Wilmington Funds (the “Trust”).

At a meeting of the Board of Trustees (the “Board”) of the Trust on September 18, 2014, the Board determined that the proposed merger of Target Fund would be in the best interests of the Funds and their shareholders. The Board also approved an Agreement and Plan of Reorganization (the “Plan”) for the merger. The proposed Plan contemplates that Acquiring Fund will acquire all of the assets of Target Fund and assume its liabilities (as set forth in the Plan) in exchange for designated shares in Acquiring Fund, which Target Fund will distribute to its shareholders in exchange for their Target Fund shares.

The proposed merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The Board also approved, subject to approval of the proposed merger by Target Fund shareholders, two changes with respect to Acquiring Fund, to be effective on or about January 30, 2015. First, the name of Acquiring Fund would be changed to the “Wilmington Short-Term Bond Fund.” Second, the Principal Investment Strategies of Acquiring Fund would be revised to remove the 80% limitation related to investment in corporate debt securities to allow the Fund to invest primarily in U.S. investment grade corporate and government fixed income securities, as follows:

“The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with short maturities, and the Fund seeks to maintain a weighted average maturity of three years or less. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions. In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decline in interest rates.”

Effective as of the close of business on November 14, 2014, Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger.

The proposed merger of Target Fund into Acquiring Fund will require the approval of the shareholders of Target Fund. A meeting of the shareholders of Target Fund is being called for that purpose, on or about January 15, 2014, and provided that appropriate shareholder approval is obtained, it is expected that the merger will be completed on or about January 30, 2015. Shareholders of Target Fund will receive proxy solicitation materials providing them with information about Acquiring Fund. Shareholders of Acquiring Fund will NOT be solicited for approval of the proposed merger and do not need to approve the name change or the changes to the Fund’s Principal Investment Strategies.

Please keep this Supplement for future reference.

SP-WT-PRO-002-0919